Exhibit 99.1

SUBORDINATION AGREEMENT

This Subordination Agreement is made as of May 22, 2008, by and between CARILION CLINIC (“Creditor”), and SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (“Bank”).

RECITALS

A. Luna Innovations Incorporated (“Borrower”) has requested and obtained certain loans or other credit accommodations from Bank to Borrower which are or may be from time to time secured by assets and property of Borrower.

B. Creditor has extended loans or other credit accommodations to Borrower pursuant to that certain Promissory Note in the original principal amount of Five Million Dollars ($5,000,000) between Creditor and Borrower dated May __, 2008 (as amended from time to time, the “Note”), and may extend loans or other credit accommodations to Borrower from time to time.

C. In order to induce Bank to extend credit to Borrower and, at any time or from time to time, at Bank’s option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Bank may deem advisable, Creditor is willing to subordinate: (i) all of Borrower’s indebtedness and obligations to Creditor, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to Bank; and (ii) all of Creditor’s security interests, if any, to all of Bank’s security interests in the Borrower’s property.

D. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Creditor subordinates to Bank any security interest or lien that Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interest of Creditor and the security interest of Bank, the security interest of Bank in the Collateral as defined in a certain Loan and Security Agreement between Borrower and Bank dated as of May __, 2008, as may be amended from time to time (the “Loan Agreement”) shall at all times be senior to the security interest of Creditor.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Bank now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the “Senior Debt”).

3. Creditor will not demand or receive from Borrower (and Borrower will not pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to the Collateral, nor will Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as both (i) the Senior Debt is fully paid in cash, (ii) Bank has no legally binding commitment or obligation to lend any further funds to Borrower, and (iii) all financing agreements between Bank and Borrower are terminated. The foregoing notwithstanding, provided that an Event of Default, as defined in the Loan Agreement, has not occurred and is not continuing and would not exist immediately after such payment, Creditor shall be entitled to receive each regularly scheduled, non-accelerated payment of non-default interest as and when due and payable in accordance with the terms of the Note as in effect on the date hereof or as modified with the written consent of the Bank. Nothing in the foregoing paragraph shall prohibit Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower.

4. Creditor shall promptly deliver to Bank in the form received (except for endorsement or assignment by Creditor where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Bank’s claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Creditor.

6. Until the Senior Debt is fully paid in cash and Bank’s arrangements to lend any funds to Borrower have been terminated, Creditor irrevocably appoints Bank as Creditor’s attorney-in-fact, and grants to Bank a power of attorney with full power of substitution, in the name of Creditor or in the name of Bank, for the use and benefit of Bank, without notice to Creditor, to perform at Bank’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

(i) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Bank elects, in its sole discretion, to file such claim or claims; and

(ii) To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor’s claims in respect of any Subordinated Debt in any manner that Bank deems appropriate for the enforcement of its rights hereunder and, except to the extent necessary to enforce the Bank’s rights, is not detrimental to the Creditor.

7. Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. By the execution of this Agreement, Creditor hereby authorizes Bank to amend any financing

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statements filed by Creditor against Borrower as follows: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Silicon Valley Bank, the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Silicon Valley Bank in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and Silicon Valley Bank.”

8. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Bank shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral except in accordance with the terms of the Senior Debt. Upon written notice from Bank to Creditor of Bank’s agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by Bank (or by Borrower with consent of Bank), Creditor shall be deemed to have also, automatically and simultaneously, released its lien on such Collateral, and Creditor shall upon written request by Bank, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Creditor fails to release its lien as required hereunder, Creditor hereby appoints Bank as attorney in fact for Creditor with full power of substitution to release Creditor’s liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

9. All necessary action on the part of the Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of the Creditor hereunder has been taken. Additionally, the execution, delivery and performance of and compliance with this Agreement will not result in any material violation or default of any term of any of the Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.).

10. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to Bank all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the

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Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Bank’s rights hereunder. Creditor waives any benefits of California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

11. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of Bank. This Agreement shall remain effective until terminated in writing by Bank. This Agreement is solely for the benefit of Creditor and Bank and not for the benefit of Borrower or any other party. Creditor further agrees that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if Bank makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

12. Creditor hereby agrees to execute such documents and/or take such further action as Bank may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Bank.

13. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. Creditor and Bank submit to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. CREDITOR AND BANK WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial

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reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

15. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by Bank or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and Bank.

16. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“Creditor”		“Bank”

CARILION CLINIC		SILICON VALLEY BANK

By:	/s/ G. Robert Vaughan	By:	/s/ Heather Parker

Title:	Assistant Treasurer	Title:	Relationship Manager

The undersigned approves of the terms of this Agreement.

“Borrower”

LUNA INNOVATIONS INCORPORATED

By:	/s/ Kent A. Murphy

Title:	President & CEO

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LUNA INNOVATIONS INCORPORATED

AMENDMENT TO SENIOR CONVERTIBLE PROMISSORY NOTE

$1,000,000.00	May 21, 2008

Instrument Number: 001	Roanoke, Virginia

WITNESSETH

WHEREAS: Luna Innovations Incorporated, a Delaware Corporation (the “Company”) previously executed and issued a Senior Convertible Promissory Note, Instrument Number 001 (“Note”) promising to pay Carilion Clinic, formerly known as Carilion Health System, a Virginia non-profit, non-stock corporation (“Investor”), or its registered assigns, in lawful money of the United States of America, the principal sum of One Million Dollars ($1,000,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of the Note on the unpaid principal balance at a rate equal to 6.00% per annum, among other conditions, and

WHEREAS: The Company and Investor wish to amend and modify certain terms of the Note pursuant to Section 9 thereof;

NOW, THEREFORE, in consideration of the grant to Investor by Company of certain warrants to purchase Company common stock and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.	The second sentence of the introductory paragraph of the Note is deleted and replaced with the following:

All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2012, or such later date as may be determined pursuant to Section 9 hereof (the “Maturity Date”), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof.

2.	Section 7 of the Note is hereby deleted in its entirety and replaced with the following:

7. Covenants of the Company.

The Company agrees that it will not, without the prior written consent of the Investors holding a Majority in Interest, drawdown any amount under the Company’s existing line of credit with First National Bank, or a line of credit the Company may establish with Silicon Valley Bank, or incur additional indebtedness other than (i) unsecured indebtedness incurred in the ordinary course of the Company’s business, including accounts payable, or (ii) up to $250,000 in aggregate principal amount of secured indebtedness outstanding at any time that is incurred solely for the purpose of financing all or any part of the cost of acquiring or holding property in the ordinary course of business, and (iii) indebtedness which is expressly made subordinate to the Notes. Notwithstanding the foregoing, the indebtedness evidenced by the Notes shall be made subordinate to a certain term loan and revolving line of credit the Company may establish with Silicon Valley Bank.

3.	Except as modified herein, the Note remains unchanged and in full force and effect. This amendment may be executed in counterparts, and facsimile signatures shall be deemed originals.

LUNA INNOVATIONS INCORPORATED a Delaware corporation

By:	/s/ Kent A. Murphy

Name:	Kent A. Murphy

Its:	President & CEO

CARILION CLINIC (formerly known as Carilion Health System)

By:	/s/ G. Robert Vaughan, Jr.

Name:	G. Robert Vaughan, Jr.

Its:	Assistant Treasurer

LUNA INNOVATIONS INCORPORATED

AMENDMENT TO SENIOR CONVERTIBLE PROMISSORY NOTE

$1,000,000.00	May 21, 2008

Instrument Number: 002	Roanoke, Virginia

WITNESSETH

WHEREAS: Luna Innovations Incorporated, a Delaware Corporation (the “Company”) previously executed and issued a Senior Convertible Promissory Note, Instrument Number 001 (“Note”) promising to pay Carilion Clinic, formerly known as Carilion Health System, a Virginia non-profit, non-stock corporation (“Investor”), or its registered assigns, in lawful money of the United States of America, the principal sum of One Million Dollars ($1,000,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of the Note on the unpaid principal balance at a rate equal to 6.00% per annum, among other conditions, and

WHEREAS: The Company and Investor wish to amend and modify certain terms of the Note pursuant to Section 9 thereof;

NOW, THEREFORE, in consideration of the grant to Investor by Company of certain warrants to purchase Company common stock and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.	The second sentence of the introductory paragraph of the Note is deleted and replaced with the following:

All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2012, or such later date as may be determined pursuant to Section 9 hereof (the “Maturity Date”), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof.

2.	Section 7 of the Note is hereby deleted in its entirety and replaced with the following:

7. Covenants of the Company.

The Company agrees that it will not, without the prior written consent of the Investors holding a Majority in Interest, drawdown any amount under the Company’s existing line of credit with First National Bank, or a line of credit the Company may establish with Silicon Valley Bank, or incur additional indebtedness other than (i) unsecured indebtedness incurred in the ordinary course of the Company’s business, including accounts payable, or (ii) up to $250,000 in aggregate principal amount of secured indebtedness outstanding at any time that is incurred solely for the purpose of financing all or any part of the cost of acquiring or holding property in the ordinary course of business, and (iii) indebtedness which is expressly made subordinate to the Notes. Notwithstanding the foregoing, the indebtedness evidenced by the Notes shall be made subordinate to a certain term loan and revolving line of credit the Company may establish with Silicon Valley Bank.

3.	Except as modified herein, the Note remains unchanged and in full force and effect. This amendment may be executed in counterparts, and facsimile signatures shall be deemed originals.

LUNA INNOVATIONS INCORPORATED a Delaware corporation

By:	/s/ Kent A. Murphy

Name:	Kent A. Murphy

Its:	President & CEO

CARILION CLINIC (formerly known as Carilion Health System)

By:	/s/ G. Robert Vaughan, Jr.

Name:	G. Robert Vaughan, Jr.

Its:	Assistant Treasurer

LUNA INNOVATIONS INCORPORATED

AMENDMENT TO SENIOR CONVERTIBLE PROMISSORY NOTE

$1,000,000.00	May 21, 2008

Instrument Number: 003	Roanoke, Virginia

WITNESSETH

WHEREAS: Luna Innovations Incorporated, a Delaware Corporation (the “Company”) previously executed and issued a Senior Convertible Promissory Note, Instrument Number 001 (“Note”) promising to pay Carilion Clinic, formerly known as Carilion Health System, a Virginia non-profit, non-stock corporation (“Investor”), or its registered assigns, in lawful money of the United States of America, the principal sum of One Million Dollars ($1,000,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of the Note on the unpaid principal balance at a rate equal to 6.00% per annum, among other conditions, and

WHEREAS: The Company and Investor wish to amend and modify certain terms of the Note pursuant to Section 9 thereof;

NOW, THEREFORE, in consideration of the grant to Investor by Company of certain warrants to purchase Company common stock and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.	The second sentence of the introductory paragraph of the Note is deleted and replaced with the following:

All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2012, or such later date as may be determined pursuant to Section 9 hereof (the “Maturity Date”), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof.

2.	Section 7 of the Note is hereby deleted in its entirety and replaced with the following:

7. Covenants of the Company.

The Company agrees that it will not, without the prior written consent of the Investors holding a Majority in Interest, drawdown any amount under the Company’s existing line of credit with First National Bank, or a line of credit the Company may establish with Silicon Valley Bank, or incur additional indebtedness other than (i) unsecured indebtedness incurred in the ordinary course of the Company’s business, including accounts payable, or (ii) up to $250,000 in aggregate principal amount of secured indebtedness outstanding at any time that is incurred solely for the purpose of financing all or any part of the cost of acquiring or holding property in the ordinary course of business, and (iii) indebtedness which is expressly made subordinate to the Notes. Notwithstanding the foregoing, the indebtedness evidenced by the Notes shall be made subordinate to a certain term loan and revolving line of credit the Company may establish with Silicon Valley Bank.

3.	Except as modified herein, the Note remains unchanged and in full force and effect. This amendment may be executed in counterparts, and facsimile signatures shall be deemed originals.

LUNA INNOVATIONS INCORPORATED a Delaware corporation

By:	/s/ Kent A. Murphy

Name:	Kent A. Murphy

Its:	President & CEO

CARILION CLINIC (formerly known as Carilion Health System)

By:	/s/ G. Robert Vaughan, Jr.

Name:	G. Robert Vaughan, Jr.

Its:	Assistant Treasurer

Luna Innovations Incorporated

AMENDMENT TO SENIOR CONVERTIBLE PROMISSORY NOTE

$1,000,000.00	May 21, 2008
Instrument Number: 004	Roanoke, Virginia

WITNESSETH

WHEREAS: Luna Innovations Incorporated, a Delaware Corporation (the “Company”) previously executed and issued a Senior Convertible Promissory Note, Instrument Number 001 (“Note”) promising to pay Carilion Clinic, formerly known as Carilion Health System, a Virginia non-profit, non-stock corporation (“Investor”), or its registered assigns, in lawful money of the United States of America, the principal sum of One Million Dollars ($1,000,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of the Note on the unpaid principal balance at a rate equal to 6.00% per annum, among other conditions, and

WHEREAS: The Company and Investor wish to amend and modify certain terms of the Note pursuant to Section 9 thereof;

NOW, THEREFORE, in consideration of the grant to Investor by Company of certain warrants to purchase Company common stock and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.	The second sentence of the introductory paragraph of the Note is deleted and replaced with the following:

All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2012, or such later date as may be determined pursuant to Section 9 hereof (the “Maturity Date”), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof.

2.	Section 7 of the Note is hereby deleted in its entirety and replaced with the following:

7. Covenants of the Company.

The Company agrees that it will not, without the prior written consent of the Investors holding a Majority in Interest, drawdown any amount under the Company’s existing line of credit with First National Bank, or a line of credit the Company may establish with Silicon Valley Bank, or incur additional indebtedness other than (i) unsecured indebtedness incurred in the ordinary course of the Company’s business, including accounts payable, or (ii) up to $250,000 in aggregate principal amount of secured indebtedness outstanding at any time that is incurred solely for the purpose of financing all or any part of the cost of acquiring or holding property in the ordinary course of business, and (iii) indebtedness which is expressly made subordinate to the Notes. Notwithstanding the foregoing, the indebtedness evidenced by the Notes shall be made subordinate to a certain term loan and revolving line of credit the Company may establish with Silicon Valley Bank.

3.	Except as modified herein, the Note remains unchanged and in full force and effect. This amendment may be executed in counterparts, and facsimile signatures shall be deemed originals.

LUNA INNOVATIONS INCORPORATED a Delaware corporation

By:	/S/ KENT A. MURPHY
Name:	Kent A. Murphy
Its:	President & CEO

CARILION CLINIC (formerly known as Carilion Health System)

By:	/S/ G. ROBERT VAUGHAN, JR.
Name:	G. Robert Vaughan, Jr.
Its:	Assistant Treasurer

Luna Innovations Incorporated

AMENDMENT TO SENIOR CONVERTIBLE PROMISSORY NOTE

$1,000,000.00	May 21, 2008
Instrument Number: 005	Roanoke, Virginia

WITNESSETH

WHEREAS: Luna Innovations Incorporated, a Delaware Corporation (the “Company”) previously executed and issued a Senior Convertible Promissory Note, Instrument Number 001 (“Note”) promising to pay Carilion Clinic, formerly known as Carilion Health System, a Virginia non-profit, non-stock corporation (“Investor”), or its registered assigns, in lawful money of the United States of America, the principal sum of One Million Dollars ($1,000,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of the Note on the unpaid principal balance at a rate equal to 6.00% per annum, among other conditions, and

WHEREAS: The Company and Investor wish to amend and modify certain terms of the Note pursuant to Section 9 thereof;

NOW, THEREFORE, in consideration of the grant to Investor by Company of certain warrants to purchase Company common stock and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.	The second sentence of the introductory paragraph of the Note is deleted and replaced with the following:

All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2012, or such later date as may be determined pursuant to Section 9 hereof (the “Maturity Date”), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof.

2.	Section 7 of the Note is hereby deleted in its entirety and replaced with the following:

7. Covenants of the Company.

The Company agrees that it will not, without the prior written consent of the Investors holding a Majority in Interest, drawdown any amount under the Company’s existing line of credit with First National Bank, or a line of credit the Company may establish with Silicon Valley Bank, or incur additional indebtedness other than (i) unsecured indebtedness incurred in the ordinary course of the Company’s business, including accounts payable, or (ii) up to $250,000 in aggregate principal amount of secured indebtedness outstanding at any time that is incurred solely for the purpose of financing all or any part of the cost of acquiring or holding property in the ordinary course of business, and (iii) indebtedness which is expressly made subordinate to the Notes. Notwithstanding the foregoing, the indebtedness evidenced by the Notes shall be made subordinate to a certain term loan and revolving line of credit the Company may establish with Silicon Valley Bank.

3.	Except as modified herein, the Note remains unchanged and in full force and effect. This amendment may be executed in counterparts, and facsimile signatures shall be deemed originals.

LUNA INNOVATIONS INCORPORATED a Delaware corporation

By:	/S/ KENT A. MURPHY
Name:	Kent A. Murphy
Its:	President & CEO

CARILION CLINIC (formerly known as Carilion Health System)

By:	/S/ G. ROBERT VAUGHAN, JR.
Name:	G. Robert Vaughan, Jr.
Its:	Assistant Treasurer

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS WARRANT.

LUNA INNOVATIONS INCORPORATED

WARRANT TO PURCHASE COMMON STOCK

No. CW-	May 21, 2008

Void After 5 P.M. Eastern Time on December 31, 2017

THIS CERTIFIES THAT, for value received, Carilion Clinic, formerly known as Carilion Health System, or assigns, with its principal office at Carilion Roanoke Memorial Hospital, First Floor, Roanoke, Virginia 24033 (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from LUNA INNOVATIONS INCORPORATED, a Delaware corporation, with its principal office at 1 Riverside Circle, Suite 400, Roanoke, Virginia 24016 (the “Company”) up to that number of Exercise Shares of the Common Stock, par value $0.001, of the Company (the “Common Stock”) determined in accordance with the terms of this Warrant and the attachments hereto (the “Warrant”).

1.    DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a)    “Exercise Period” shall mean the period commencing at 5:00 P.M. Eastern Time on December 31, 2012 and continuing for five (5) years thereafter.

(b)     “Exercise Price” shall mean the closing price of the Common Stock, as reported on the NASDAQ Global Market, on May 21, 2008, subject to adjustment pursuant to Section 5 below.

(c)    “Exercise Shares” shall mean the 10,000 shares of Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

2.    EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)    An executed Notice of Exercise in the form attached hereto (the “Notice of Exercise”);

(b)    Payment of the Exercise Price either (i) in cash, by wire transfer or by check, (ii) by cancellation of indebtedness, or (iii) by net exercise in accordance with Section 2.1 hereof; and

(c)    This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised, and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1    Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly completed and endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

A

Where X= the number of shares of Common Stock to be issued to the Holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A=	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B=	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall mean the average of the closing bid and asked prices of Common Stock quoted in the over-the-counter market in which the Common Stock is traded or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the ten (10) trading days prior to the date on which this Warrant is surrendered and payment of the Exercise Price has been paid (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Common Stock is not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share that the Company could obtain from a willing buyer for Common Stock sold by the Company from authorized but unissued shares, as such price shall be determined in good faith by the Company’s Board of Directors.

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3.    COVENANTS OF THE COMPANY. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4.    REPRESENTATIONS OF HOLDER.

4.1    Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2    Securities Are Not Registered.

(a)    The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b)    The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c)    The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.3    Disposition of Warrant and Exercise Shares.

(a)    The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i)    There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement;

(ii)    The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws; or

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(iii)    The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition.

(b)    The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

5.     ADJUSTMENT OF EXERCISE SHARES AND EXERCISE PRICE.

(a)    Stock Splits, Combinations, etc. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant. The foregoing provisions of this Section 5(a) shall similarly apply to successive stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like and to the stock or securities of any other entity that are at the time receivable upon the exercise of this Warrant.

(b)    Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall occur (i) the sale, conveyance, exchange, license or other transfer of all or substantially all of the intellectual property or assets of the Company, (ii) any acquisition of the Company by means of a consolidation, stock exchange, merger or other form of corporate reorganization of the Company with any other corporation in which the Company’s stockholders prior to the consolidation or merger own less than a majority of the voting securities of the surviving entity or (iii) any transaction or series of related transactions following which the Company’s stockholders prior to such transaction or series of related transactions own less than a majority of the voting securities of the Company (collectively, a “Change of Control”), this Warrant shall cease to represent the right to receive Exercise Shares and shall automatically and without further action represent the right to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property offered to the Company’s holders of Common Stock in connection with such Change of Control that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such Change of Control if this Warrant had been exercised immediately before such Change of Control, subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(b) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other entity that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant

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with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

6.     FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7.     NOTICE OF CERTAIN EVENTS. The Company shall provide to the Holder at least five (5) days advance written notice of any event that would result in an adjustment to the Exercise Shares or Exercise Price pursuant to Section 5 hereof.

8.     MARKET STAND-OFF AGREEMENT. In connection with any public offering of securities of the Company registered under the Act, the Holder hereby agrees not to sell, transfer, make any short sale of, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect as a sale or otherwise transfer or dispose of any Common Stock (or any other securities of the Company) held by the Holder (other than those included in the registration) for a period of one hundred eighty (180) calendar days following the effective date of a registration statement of the Company filed under the Act in connection with such offering (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under this Section 8 or that are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or any other securities) subject to the foregoing restriction until the end of the market stand-off day period.

9.     NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10.     TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by the Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

11.     LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12.     NOTICES, ETC. Any notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next

5

business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to the Holder at their respective addresses set forth above or at such other address as the Company or the Holder may designate by ten (10) days advance written notice to the other parties hereto.

13.     ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

14.     GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Delaware.

*  *  *  *  *  *

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of May 21, 2008.

LUNA INNOVATIONS INCORPORATED

By:	/S/ KENT A. MURPHY
Name:	Kent A. Murphy
Title:	President & CEO

Agreed and accepted:

[HOLDER]

By:	/S/ G. ROBERT VAUGHAN
Name:	G. Robert Vaughan
Title:	Assistant Treasurer

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NOTICE OF EXERCISE

TO: LUNA INNOVATIONS INCORPORATED

(1)    ☐ The undersigned hereby irrevocably elects to purchase ________ shares of the Common Stock of LUNA INNOVATIONS INCORPORATED (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby irrevocably elects to purchase ________ shares of the Common Stock of LUNA INNOVATIONS INCORPORATED (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any. Net-issue information, calculated in accordance with Section 2.1 of the attached Warrant, is as follows:

(a)	Number of shares of Common Stock to be issued (x): ___________

(b)	Number of shares of Common Stock underlying exercised portion of Warrant (y): ____________________

(c)	Fair market value of one share of Common Stock, determined in accordance with Section 2.1 of the Warrant (A): ____________

(d)	Number of shares of Common Stock remaining subject to Warrant, if any: _____________

(2)    Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)    The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the time period prescribed by Rule

144; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and

supply required information. Do not use this form to

purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: __________, 20__

Holder’s

Signature:

Holder’s

Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity must present proper evidence of authority to assign the foregoing Warrant.